UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 20, 2014
Date of Report (Date of earliest event reported)

Immune Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 North Orange Ave, Suite 607, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-613-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: As previously disclosed in the Current Report on Form 8-K filed on October 30, 2014, Immune Therapeutics, Inc.’s (formerly TNI BioTech, Inc.) wholly owned subsidiary, TNI BioTech International Ltd., entered into a clinical trial agreement (“Agreement”) with American Hospital and Resorts. The Agreement was included as an attachment to the initial 8-K but Exhibit A to the Agreement was not included. The SEC granted confidential treatment of some portions of Exhibit A but not others. This Form 8-K/A amends the Current Report on Form 8-K referred to above to include in Exhibit 10.1 Exhibit A to the Agreement, as redacted.

9.01 Financial Statements and Exhibits.

Exhibit 10.1 Exhibit A to Clinical Trial Agreement dated October 20, 2014 between TNI BioTech International Ltd. and American Hospital and Resorts. *

*Exhibit A was submitted to the SEC under a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and portions of Exhibit A have been redacted with the permission of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE THERAPEUTICS, INC.

Date: December 3, 2015	By:	/s/ Noreen Griffin, CEO